SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, DC 20549


                               ______________




                                  FORM 8-K



                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



                               ______________


                     Date of Report: February 21, 2000
                      (Date of earliest event reported)




                          DETECTION SYSTEMS, INC.
             (Exact Name of Registrant as Specified in Charter)




New York State                         0-8125                     27-069690
(State or Other Jurisdiction         (Commission              (IRS Employer
    of Incorporation)               File Number)        Identification No.)



               130 Perinton Parkway, Fairport, New York 14450
                  (Address of Principal Executive Offices)



                               (716) 223-4060
            (Registrant's telephone number, including area code)



Item 5.  Other Events.

      On February 21, 2000, the registrant's Board of Directors amended and restated its Corporate By-laws. The revised By-laws are filed herewith as Exhibit 3-1.



                                  EXHIBITS

3-1   Corporate By-laws




                                 SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              DETECTION SYSTEMS, INC.

                              By:  /s/  Frank J. Ryan
                                    Frank J. Ryan
                                    Vice President, Secretary, and
                                    Treasurer



Dated:  February 28, 2000